                              TWELFTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                              REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT


     THIS TWELFTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Twelfth Amendment") is made as of the 14th day of June, 1996, by and between BANK ONE, MILWAUKEE, NA, as Bank and agent for the Banks, FIRSTAR BANK MILWAUKEE, N.A., LASALLE NATIONAL BANK, NBD BANK, formerly known as NBD BANK, N.A. and HARRIS TRUST AND SAVINGS BANK, as Banks, and GANDER MOUNTAIN, INC., a Wisconsin corporation, as Borrower.

                               R E C I T A L S

     WHEREAS, pursuant to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 22, 1994 and amended by First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated August 18, 1995 and Eleventh Amendment (the "Eleventh Amendment") to Third Amended and Restated Revolving Credit and Term Loan Agreement dated May 17, 1996 (collectively, the "Loan Agreement"), the Banks and Borrower are parties to existing credit facilities; and

     WHEREAS, Borrower has represented to Banks that Borrower is seeking a purchaser for the assets of Borrower and its Subsidiaries; and

     WHEREAS, Borrower and its financial advisors have prepared Projections (as defined hereinafter) and provided copies thereof to the Banks; and

     WHEREAS, Borrower has requested that Banks extend the June 14th date in the Loan Agreement to June 21, 1996 as provided herein to allow Borrower additional time to seek a purchaser for the assets of Borrower and its Subsidiaries; and

     WHEREAS, Based on the foregoing, and subject to Borrower's compliance with all of the terms and conditions of the Loan Agreement as amended hereby, Banks are willing to grant an extension of such maturity date of the Revolving Credit Loans as provided herein.

                              A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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     1.  Definitions.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     a. Projections. As used herein and in the Loan Agreement, the term "Projections" shall mean the projections prepared by Borrower and its financial advisors, a copy of which is attached hereto as Exhibit A. The term "Projections" shall refer to Exhibit A hereto and shall not mean any updates prepared by Borrower without the Banks' written consent.

     b. Revolving Credit Commitment. Section 1.86 of the Loan Agreement is amended to delete "$36,500,000" therefrom and insert "$31,000,000" in its place.

     c. Revolving Credit Commitment Termination Date. Section 1.87 of the Loan Agreement is amended to delete "June 14, 1996" therefrom and insert "June 21, 1996" in its place

     d. Revolving Credit Notes. Section 1.90 of the Loan Agreement is amended to delete "May 17, 1996" and insert "June 14, 1996" in its place.

     2. Limitations on Borrowing. Section 2.2(c)(i) of the Loan Agreement is amended to delete "$36,500,000" therefrom and insert "$31,000,000" in its place."

     3. Notes. Section 2.2.2 of the Loan Agreement is amended in its entirety to read as follows:

          "2.2.2 Notes. The Revolving Loans are evidenced by five Revolving Credit Notes dated June 14, 1996 in the original aggregate principal amount of $31,000,000 payable to the order of the respective Banks."


     4. Conditions to Amendment. This Twelfth Amendment shall not be effective until it shall have been fully executed and delivered and all of the following have been delivered to Banks, executed as appropriate, in form and substance satisfactory to Banks:

     (a)  Revolving Credit Notes;

     (b) Reaffirmation of Corporate Guaranty of GRS;

     (c) Reaffirmation of Corporate Guaranty of GMO;

     (d) Closing Certificates with Corporate Resolutions for Borrower, GRS and GMO; and

     (e) Legal opinion of Borrower's counsel as to the enforceability of this Twelfth Amendment and the Reaffirmations of Corporate Guaranty delivered

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         herewith.

     5. Continuation of Agreements. Except as expressly amended and modified herein, the Loan Agreement shall remain in full force and effect and except as expressly amended and modified herein, the Notes shall remain in full force and effect. All of the Collateral Documents, including but not limited to the Security Agreement, the Mortgage, the Collateral Pledge Agreement and Assignment of Security Interest, the Amended and Restated General Intangibles Mortgage, the Subsidiary Guaranties and the Subsidiary Security Documents shall remain in full force and effect as security for the Obligations, including but not limited to the Revolving Credit Notes dated June 14, 1996, and all of the Collateral and Subsidiary Collateral as defined in the Loan Agreement, the real estate encumbered by the Mortgage, the Subsidiary Notes, and the Stock of GRS and GMO, shall secure all of the Obligations, including but not limited to the Revolving Credit Notes dated June 14, 1996.

     6. Bank Not Obligated to Continue Financing. Borrower acknowledges that subject to the terms of the Loan Agreement as amended hereby, Banks have agreed to allow Borrower until June 28, 1996 to pursue the sale of its and its Subsidiaries' assets, but in any event, Banks have not agreed and are not obligated to continue to provide financing to Borrower beyond the Revolving Credit Commitment Termination Date regardless of Borrower's success, if any, in pursuing the sale of its and its Subsidiaries' assets.

     7. Release of Secured Party. Each of Borrower, GRS and GMO hereby: (a) acknowledges that its obligations under the documents listed in section 5 hereof exist and are enforceable in accordance with their terms; and (b) releases and waives any and all existing claims, counterclaims and causes of action against Banks under the Loan Agreement, under any of the documents listed in section 5 hereof, or otherwise relating to the Borrower as borrower, GRS and GMO as subsidiaries of Borrower and guarantors, and Banks as lenders, and which (i) are known to Borrower, GRS or GMO on the date hereof, or (ii) exist on the date hereof based upon facts existing and known to Borrower, GRS or GMO on the date hereof.

     8. Expenses. Borrower shall pay the reasonable legal fees and expenses of counsel for Bank One with respect to this Twelfth Amendment and all related documentation and, in addition, the reasonable legal fees and expenses, not exceeding Five Thousand Dollars ($5,000) per Bank, for each of NBD, Harris, LaSalle and Firstar.

     9. Entire Agreement This Twelfth Amendment, together with the Loan Agreement, as amended hereby, constitutes the entire agreement of the Banks and Borrower pertaining to the subject



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matter hereof and supersedes all prior or
contemporaneous agreements of the Banks and Borrower, whether oral or written, other than the Loan Agreement, in connection therewith. This Twelfth Amendment may be amended or modified only in writing, executed by all of the parties. This Twelfth Amendment shall not constitute, nor shall it be deemed to constitute:

      (a) The commitment or agreement of Banks to extend credit in any amount in the future, except as provided in this Twelfth Amendment or in the Loan Agreement as amended hereby;

      (b) an obligation on the part of any Bank to enter into any future amendment of the Loan Agreement;

      (c) except as expressly set forth herein and for the period provided herein, the waiver of any existing Event of Default or of any subsequent Event of Default under the Loan Agreement as amended hereby;

      (d) the waiver of any right or remedy available to Banks under the Loan Agreement or any of the Collateral Documents; or

      (e) the commitment, agreement or obligation of any Bank to delay the exercise of any right or remedy available to a Bank in the future.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BANK ONE, MILWAUKEE, NA



By ___________________________


LASALLE NATIONAL BANK



By ___________________________


FIRSTAR BANK MILWAUKEE, N.A.



By ___________________________


HARRIS TRUST AND SAVINGS BANK


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By    ___________________________


NBD BANK




By    ___________________________


GANDER MOUNTAIN, INC.



By    ___________________________



     The undersigned have read the foregoing and agree to be bound by all of the terms and conditions contained therein except that the undersigned shall not be directly obligated on any of the Loans except as otherwise provided in the Loan Agreement as amended hereby, the Subsidiary Documents, the Subsidiary Guaranties or any other agreement to which Borrower, GRS or GMO is a party.
The undersigned reaffirm their respective guaranties of the Obligations.


GMO, INC.


By     ___________________________


GRS, INC.



By     ___________________________



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                              TWELFTH AMENDMENT TO

                                 THIRD AMENDED

                                  AND RESTATED

                                REVOLVING CREDIT

                                      AND

                              TERM LOAN AGREEMENT

                                 BY AND BETWEEN

                             GANDER MOUNTAIN, INC.,
                                  as Borrower

                                      AND

                            BANK ONE, MILWAUKEE, NA

                          FIRSTAR BANK MILWAUKEE, N.A.

                             LASALLE NATIONAL BANK,

                NBD BANK (formerly known as NBD BANK, N.A.), and

                         HARRIS TRUST AND SAVINGS BANK

                                    as Banks

                                      AND

                            BANK ONE, MILWAUKEE, NA,

                                    as Agent









                                 June 14, 1996